Exhibit 10.1

AMENDMENT 2011-1

TO THE

PENSION PLAN FOR EMPLOYEES OF

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

Pursuant to the authority reserved to the Board of Directors of American Water Works Company, Inc. (the “Board”) under Paragraph 56 of the Pension Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries (the “Plan”) and as permitted under Paragraph 58 of the Plan, the Board hereby amends the Plan, effective as of June 30, 2011, as follows:

1.	Paragraph 1 of the Plan is hereby amended by adding a new paragraph between the existing third and fourth paragraphs, to read as follows:

“Effective as of July 1, 2011, in connection with that certain Stock Purchase Agreement, dated as of January 23, 2011, by and among the Company, Arizona-American Water Company, New Mexico-American Water Company, Inc. and EPCOR Water (USA), Inc., pursuant to which the Company agreed to sell all of the issued and outstanding stock of Arizona-American Water Company and New Mexico-American Water Company, Inc. to EPCOR Water (USA), Inc., (the “Sale”) the Company is transferring the assets and liabilities attributable to those Participants who are, or were previously, employed by Arizona-American Water Company and New Mexico-American Water Company, Inc. to the Pension Plan for Employees of Arizona-American Water Company and New Mexico-American Water Company, Inc. (the “Arizona-New Mexico Pension Plan”), a new pension plan established for such Participants. Such assets and liabilities include those attributable to active Participants as of June 30, 2011, terminated vested Participants, and retired Participants (or their Beneficiaries) who are receiving benefit payments from the Plan, all of whom are, or were previously, employed by Arizona-American Water Company or New Mexico-American Water Company, Inc. (collectively, the “Arizona-New Mexico Employees”). Any benefit to which an Arizona-New Mexico Employee may have been entitled under the Plan immediately prior to July 1, 2011 shall not be provided under the Plan, but instead shall be provided under the Arizona-New Mexico Pension Plan. In addition, with respect to any Participant who is transferred to the employment of Arizona-American Water Company and New Mexico-American Water Company, Inc. from the Employer on or after July 1, 2011 and prior to the consummation date of the Sale, assets and liabilities with respect to such Participant’s Accrued Benefit under the Plan, if any, shall be transferred to the Arizona-New Mexico Pension Plan. Furthermore, with respect to any participant under the Arizona-New Mexico Pension Plan who transfers employment from Arizona-American Water Company and New Mexico-American Water Company, Inc. to the Employer prior to the consummation date of the Sale, assets and liabilities with respect to such participant’s Accrued Benefit under the Arizona-New Mexico Pension Plan shall be transferred back to this Plan and be payable from this Plan to such transferred participant.

The Arizona-New Mexico Employees described in this paragraph are identified in Appendix 6 attached hereto.”

2.	Exhibit A-1 (List of Designated Subsidiaries) of the Plan is hereby amended to delete the references to “Arizona-American Water Company” and “New Mexico-American Water Company.”

“EXHIBIT A-1”

LIST OF DESIGNATED SUBSIDIARIES

•	American Water Works Company, Inc.

•	American Water Enterprises, Inc.

•	AAET, L.P.

•	EA2 Systems L.C.

•	American Water Operations and Maintenance, Inc.

•	American Water Services CDM, Inc.

•	Environmental Management Corporation (effective June 1, 2010)

•	American Water Resources, Inc.

•	American Water Works Service Company, Inc.

•	Applied Water Management, Inc.

•	California-American Water Company

•	Citizens Utilities Company

•	Hawaii American Water Company

•	Illinois-American Water Company

•	Indiana-American Water Company, Inc.

•	Iowa-American Water Company

•	Kentucky-American Water Company

•	Long Island Water Corporation

•	Maryland-American Water Company

•	Michigan American Water Company

•	Missouri-American Water Company

•	New Jersey-American Water Company, Inc.

•	Ohio-American Water Company

•	Pennsylvania-American Water Company

•	Tennessee-American Water Company

•	Texas American Water Company

•	Virginia-American Water Company

•	United Water Virginia, Inc.

•	West Virginia-American Water Company

•	Bluefield Valley Water Works Company

3.	A new Appendix 6 is hereby added to the Plan:

“APPENDIX 6”

Arizona-New Mexico Employees

Effective July 1, 2011, the following Participants shall not be eligible to receive any benefit or future benefit under the Plan –

AWW PARTICIPANTS ON WHOSE BEHALF BENEFITS WERE TRANSFERRED TO THIS PLAN

Employee No.	Participant
23000807	Akine, Blaine H.
23001408	Andre, Carole C.
50249000	Appelhans, Courtney L.
50114003	Arnold, Cynthia D.
19000001	Autrey, Bill R.
23000709	Avery, Brian K.
50185566	Barnard, Dale H.
23001238	Baysinger, Terri E.
50139659	Bean, Kenneth S.
19000002	Bell, Shelley J.
23000711	Benedict Jr., Thomas M.
23000712	Bermea, Robert G.
23000696	Berry, Larry A.
23000713	Biesemeyer, Brian K.
19000003	Bonner, James A.
19000005	Brockmeier, L. Laquane
50166410	Broderick, Thomas M.
23000343	Bromley, J. Colleen
23001240	Brouws, Antoinette
23000715	Bruno, Ray T.
50122459	Burton, Garry T.
50048608	Butler, Michael R.
50140812	Cabrera, Nicholas A.
50248994	Camacho, Daniel
23001241	Camacho, Rigoberto
50176132	Ceccarelli-Wolf, Sally L.
50098260	Chapman, Nancy L.
50122454	Chihanik, John M.
23001200	Cho, Hyung-Yul
23000719	Clark, Jerry R.
23000720	Clark, Mark R.
5000001	Cole, Bradley J.
50037496	Conner, Donald W.
19000007	Conover, Dale E.
23000010	Cooks, Torrey L.
23001501	Coppinger, Eric L.
23000722	Cordova, Gilbert
T-10/16/95	Cota, Karen M.

23000723	Cron, Robert L.
24018916	Crooks, Ian
19000009	Daly, Brian A.
23001244	Day, Garry T.
23000780	Delgadillo, Hector F.
23001245	Delgado, Christopher J.
23000725	Deyoung Sr., Thomas W.
23000727	Diego, Brian J.
23000728	DiFrancisco, Bruce E.
50180529	Dominguez, Johnnie D.
50229352	Dotray, David J.
50147427	Duarte, Isaac J.
23001248	Duhamell Mark E.
19000010	Eagle, Glenn E.
19000011	Encinias, Leroy J.
23000730	Espinoza Jr., Daniel B.
23000732	Evans, Charles D.
23001250	Faiello, Arthur W.
50164845	Farrell, Todd R.
50157397	Fernandez, Camila
50089220	Finke, Brad W.
23000734	Fisher, Erman C.
23000735	Flanagan, Jon S.
50191151	Flores, Jesus M.
23001251	Flores, John A.
23000738	Franz, Jeannie E.
23000739	Franz, Volker M.
23000740	Garcia, Robert
23000741	Giulioli, Matthew R.
50049882	Gonzales Jr., Paul H.
23000742	Griffith, Douglas J.
50018773	Grooman Jr, James A.
50168957	Gross, Joseph E.
3000117	Gutowski, Linda J.
50048605	Gwinn, Martina J.
19000012	Hadley, Shawn M.
23000802	Hairston, Anitria W.
23000744	Hampshire, B. Diane
23000008	Hawking, Michael C.
19000013	Hawkins, Loretto M.
23000746	Hernandez, Gustabo
23000021	Hernandez, Michael
19000015	Hopkins, Sondra A.
23000748	Huckeby, Nancy J.
23000006	Huddleston, Lee F.
50098096	Huerta, Mark A.
23001254	Humble, James W.
23000749	Hunt, Sanford R.
50245515	Huntspon, Melvin
19000016	Ingram, Mark O.

19000538	Irwin, Janet N.
23000750	Ishmael, James D.
23000751	Jackson, Ronald C.
50059917	James, Rebecca
23001255	Jones, Ray L.
23000753	Kennow, Dale E.
50089211	Kennow, Dolores J.
50287994	Kolibas, Daniel
23001260	Kriess, Jason S.
50437986	Kunselman, Carol
23000756	Landoni, Dean L.
23000757	Lands, James T.
19001479	Lee, Timothy W.
23000002	Leyva, Saul H.
23000760	Lingenfelter, Bradley S.
50251281	Lovisetto, Alessandro G.
23001419	Loyd, Neil G.
17000053	Lutringer, Steven J.
23000761	Mahoney, Raymond B.
50205777	Mares, William
50154897	Marez, Josephine D.
23000762	Marlow, Jefferey A.
23000763	Martinez, Andrew
23001263	Masson, Michael G.
23000764	Mcdonald, Jeff
23000003	McKinney, Floyd Keith
50196564	McQuay, Patrick M.
50049875	McReynolds, Mary C.
23001283	Mecham, Jeremiah
19001097	Meeks, Matthew L.
50241716	Mercado, Miguel A.
50161249	Miller, Nina E.
23000766	Mincher, Bradley J.
23001285	Monroe, Robert M.
23000007	Montgomery, Joyce A.
19000018	Montoya, M. Lupe
50202890	Moore, Karan L.
23000768	Moore, Richard S.
23000769	Nicolai, Deborah L.
19000019	Ortega, Yolanda J.
50193783	Oxx, Michael L.
23000743	Papini, Kathleen A.
23001286	Payan, John F.
23001287	Perez Jr., Roy
23000004	Perreault, Linda Marie
17003606	Polt, Kenneth G.
50107231	Poston, Daniel H.
23000771	Qualls, Shawntel
3001284	Radwanski, Edward J.
50049884	Ramirez, Pedro

23001289	Reyes, Paul M.
50197699	Reyna Jr., Fernando
23000773	Reynolds, Bert L.
17000095	Reynolds, Brian L.
23000774	Reynolds, Johnny L.
23000775	Rios, Frank J.
50241693	Rivera, Steve M.
50147422	Romero, Rafael
50245493	Salazar, Joe L.
23000779	Samarripa Jr., Ygnasio
23000781	Santillan, Joe J.
19000078	Schaeffer, Janet E.
23001290	Shore, Josephine K.
50033559	Spartz, Adam P.
50220117	Stevens, Angel
50212416	Stevens, Mark
19000022	Stewart, Kathy L.
50088030	Stillman, Linda C.
50213543	Stuck, Jeffrey W.
19000023	Sutherland Jr., James C.
50073630	Sutton, Richard B.
19000024	Swann, Norman C.
23000786	Tacho, Ernest
23000787	Taylor James G.
50202861	Taylor, Paul D.
19000025	Tharp, Jeff E.
23000788	Thomas, Kenneth R.
23000789	Thompson, Michael J.
19000026	Thornton, Robert E.
23000790	Tober, Vivien
50048603	Torres, Thomas S.
5010145	Townsley, Paul G.
23001003	Troub, Molly
23001294	Tucker, Thomas D.
19000027	Underwood, Tommy L.
23000794	Uraine, Steven S.
50255413	Vig, Joshua A.
23000795	Wachter, John P.
23001295	Wahlers, Clifford D.
23001050	Wallace, Robert A.
5006850	Wallstead, William L.
50090066	Ward, David A.
23000009	West, John M.
50114842	White, William
23000798	Wilkins, Charles D.
23000800	Wilkins, Karl B.
50332044	Windham, Todd
50141141	Winter, Thomas G.
50191189	Wood, Alexandra L.
19000029	Wright, Kathy A.

23001296	Yates, Amy K.
23000805	Zamora, Daniel V.

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment 2011-1 to the Plan set forth herein, the Board has caused this instrument to be executed this 17th day of June, 2011.

/S/	Sean Burke
By:	Sean Burke Vice President, Human Resources